                                                                 EXHIBIT 10.10.4


                              A S S I G N M E N T
                              -------------------

                    WHEREAS, H. John Gluskin is the Lessee under the terms of that certain Lease Agreement by and between Las Vegas Lodge No. 32, Free and Accepted Masons, as Lessor, dated the 21st day of July, 1954, under the terms of which the Lessor has leased unto the Lessee the real property situated in the City of Las Vegas, Clark County, Nevada, described as follows:

                    Lots 1, 2, 3, and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, Page 37, in the Office of the County Recorder for Clark County, Nevada

          and

                    WHEREAS, H. John Gluskin is the Lessee under the terms of that certain Amendment to Lease Agreement dated the 24th day of July, 1954, which amended that certain Lease Agreement dated the 21st day of July, 1954, by and between Las Vegas Lodge No. 32, Free and Accepted Masons, as Lessor, and H. John Gluskin, as Lessee, and

                    WHEREAS, H. John Gluskin did on the 26th day of July, 1954, make and execute a power of attorney making, constituting and appointing Hy Goldfeld as his true and lawful attorney for him and in his name, place and stead and for his use and benefit to do all things which said H. John Gluskin might do in connection with the property heretofore described,

                    NOW, THEREFORE, for value received, the receipt of which is hereby acknowledged, I, Hy Goldfeld, acting for and on behalf of H. John Gluskin, by and through a power of attorney from H. John Gluskin to Hy Goldfeld dated the 26th day of July, 1954, do hereby assign to David Goldwater all the right, title and interest of H. John Gluskin in and to that certain Lease Agreement dated the 21st day of July, 1954 and the Amendment to Lease Agreement dated the 24th day of July, 1954, wherein H. John Gluskin is the Lessee and Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Nevada is the Lessor, which Lease Agreement and the Amendment thereto provide for the leasing of said property from the Lessor to the Lessee, described as:


                    Lots 1, 2, 3, and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, page 37, in the Office of the County Recorder for Clark County, Nevada,

          subject to all the terms and conditions of said Lease Agreement and Amendment

                              EXHIBIT "C" PAGE 35
          to Lease Agreement, and I do, for and on behalf of H. John Gluskin, in accordance with the power of attorney heretofrom referred to, hereby remise, release and quitclaim unto David Goldwater all my right, title and interest in and to the real property described herein.

                    IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of February, 1955.


                                     s/s H. JOHN GLUSKIN
                                         ---------------------------------
                                         H. John Gluskin
                                  By s/s Hy Goldfeld
                                         ---------------------------------
                                         Hy Goldfeld, his Attorney-In-Fact

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

                    On this 2nd day of February, 1955, personally appeared before me, a Notary Public in and for said County and State, HY GOLDFELD, known to me to be the person whose name is subscribed to the within instrument as the attorney in fact of H. JOHN GLUSKIN and acknowledged to me that he subscribed the name of said H. JOHN GLUSKIN thereto as principal, and his own name as attorney in fact, freely and voluntarily and for the uses and purposes therein mentioned.

          (NOTARIAL SEAL)                  s/s  Mary Engle
                                              ---------------------------------
                                              Notary Public Clark County Nevada
                                              My Commission Expires 5-3-58

                    DAVID GOLDWATER hereby accepts the foregoing Assignment, and expressly accepts and assumes all terms and covenants in the Lease Agreement contained to be kept and performed by the Lessee, and agrees to comply with and be bound by all of said terms and covenants.

                                           s/s  DAVID GOLDWATER
                                              ----------------------------------
                                                David Goldwater

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

                    On this 2nd day of February, 1955, before me, the undersigned, a Notary Public in and for said County and State, personally appeared DAVID GOLDWATER, known to me to be the person described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

          (NOTARIAL SEAL)                 s/s  MARY ENGLE
                                             -----------------------------------
                                             Notary Public, Clark County, Nevada
                                             My Commission Expires May 3, 1958

          Lease recorded Document No. 16355, Amendment to Lease Recorded Document No. 16356, Power of Attorney Recorded Document No. 16357.


                              EXHIBIT "C" PAGE 36

          NO. 34335
          RECEIVED AT THE REQUEST OF

          DAVID GOLDWATER
          FEB 4 9:11am '55

          OFFICIAL RECORDS BOOK NO 39
          Clark County, Nevada                    RECORDER'S NOTE # 11355
                                                                    -----------
                                                                    orig. Lease




                                        CERTIFIED TO BE A TRUE AND
                                        CORRECT COPY OF THE ORIGINAL
                                        NEVADA SOUTHERN TITLE, INC.

                                        BY /s/ XXX
                                          ---------------------------

                                        EXHIBIT "C" PAGE 37

                              A S S I G N M E N T
                              -------------------

                    WHEREAS, H. John Gluskin is the Lessee under the terms of that certain Lease Agreement by and between Las Vegas Lodge No. 32, Free and Accepted Masons, as Lessor, dated the 21st day of July, 1954, under the terms of which the Lessor has leased unto the Lessee the real property situated in the City of Las Vegas, Clark County, Nevada, described as follows:

                    Lots 1, 2, 3, and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, page 37, in the Office of the County Recorder for Clark County Nevada

          and

                    WHEREAS, H. John Gluskin is the Lessee under the terms of that certain Amendment to Lease Agreement dated the 24th day of July, 1954, which amended that certain Lease Agreement dated the 21st day of July, 1954 by and between Las Vegas Lodge No. 32, Free and Accepted Masons, as Lessor and H. John Gluskin, as Lessee, and

                    WHEREAS, Hy Goldfeld, acting for and on behalf of H. John Gluskin by and through a power of attorney from H. John Gluskin to Hy Goldfeld dated the 26th day of July, 1954, did assign to David Goldwater all the right, title and interest of H. John Gluskin in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain Amendment to Lease Agreement dated the 24th day of July, 1954, wherein H. John Gluskin is the Lessee and the Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Nevada is the Lessor providing for the leasing from the Lessor to the Lessee the real property hereinbefore described, and

                    WHEREAS, David Goldwater, as assignee of H. John Gluskin under the terms of the Lease Agreement and Amendment to Lease Agreement hereinbefore described did, on the 14th day of October, 1954, execute a Supplemental Agreement amending said Lease Agreement dated July 21, 1954 wherein H. John Gluskin is the Lessee and the Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Nevada is the Lessor.

                    NOW, THEREFORE, for value received, the receipt of which is hereby acknowledged, I, David Goldwater, do hereby assign to Three-O-One Corporation, a Nevada Corporation, with its principal place of business in the

                              EXHIBIT "C" PAGE 38

          City of Las Vegas, County of Clark, State of Nevada, all my right, title and interest in and to that certain Lease Agreement dated the 21st day of July, 1954 and that certain Amendment to Lease Agreement dated the 24th day of July, 1954.

                    WHEREIN, H. JOHN GLUSKIN, is the Lessee and the Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Nevada is the Lessor, which Lease Agreement and Amendment to Lease Agreement provides for the leasing of the real property from the Lessor to the Lessee described as:

                    Lots 1, 2, 3, and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, page 37, in the Office of the County Recorder for Clark County, Nevada.

          together with that certain Supplemental Agreement of October 14, 1954 amending said Lease Agreement of July 21, 1954, in which Supplemental Agreement David Goldwater, as assignee of H. John Gluskin, is the Lessee and Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Nevada is the Lessor.

                    This assignment is made subject to all the terms and conditions of said Lease Agreement, Amendment to Lease Agreement, and Supplemental Agreement of October 14, 1954, and I do hereby remise, release and quitclaim unto Three-0-One Corporation, a Nevada Corporation, all my right, title and interest in and to the real property described herein.

                    IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of February, 1955.

                                           s/s DAVID GOLDWATER
                                              ---------------------------
                                               David Goldwater

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

                    On this 2nd day of February, 1955, before me, the undersigned, a Notary Public in and for said County and State, personally appeared DAVID GOLDWATER, known to me to be the person described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

          (NOTARIAL SEAL)                  s/s MARY ENGLE
                                              ------------------------------
                                              Notary Public, Clark County Nevada
                                              My Commission Expires 5-3-58

                              EXHIBIT "C" PAGE 39

                    Three-0-One Corporation, by and through its President and Secretary duly authorized, hereby accepts the foregoing Assignment, and expressly accepts and assumes all terms and covenants in the Lease Agreement, Amendment to Lease Agreement, and Supplemental Agreement of October 14, 1954 contained to be kept and performed by the Lessee, and agrees to comply with and be bound by all of said terms and covenants.

                                             THREE-O-ONE CORPORATION

                                          BY s/s HY GOLDFELD
                                                -----------------------------
                                                 President

                                          BY s/s XXX
                                                -----------------------------
                                                 Secretary


          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

                    On this 3rd day of February, 1955, personally appeared before me, a Notary Public in and for said County and State, HY GOLDFELD and XXX, known to me to be the President and Secretary of the Corporation that executed the foregoing instrument, and upon oath, did each depose that he is the officer of said Corporation as above designated, that he is acquainted with the seal of said Corporation and that the seal affixed to said instrument is the Corporate seal of said Corporation; that the signatures to said instrument were made by officers of said Corporation as indicated after said signatures; and that the said Corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

          (NOTARIAL SEAL)                 s/s XXX JAY JENSEN
                                             ----------------------------------
                                             Notary Public Clark County, Nevada
                                             My Commission Expires July 5, 1956

          lease recorded Document No. 16355, Amendment to Lease recorded Document No. 16356, Power of Attorney recorded Document No. 16357




                              EXHIBIT "C" PAGE 40

          No. 34336
          Recorded
          At The Request of
          DAVID GOLDWATER

          Feb 4 9:17am '55
          Official Record Book No. 39
          Clark County, Nevada


          RECORDERS NOTE # 16355
                          ---------------
                          Orig. Lease


                                             CERTIFIED TO BE A TRUE AND
                                             CORRECT COPY OF THE ORIGINAL
                                             NEVADA SOUTHERN TITLE, INC.
                                             BY /s/ XXX
                                               --------------------------------


                              EXHIBIT "C" PAGE 41

                                      -4-